UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 2, 2022
METLIFE, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-15787			13-4075851
(Commission File Number)			(IRS Employer Identification No.)

200 Park Avenue,	New York,	NY	10166-0188
(Address of Principal Executive Offices)			(Zip Code)
(212) 578-9500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MET	New York Stock Exchange
Floating Rate Non-Cumulative Preferred Stock, Series A, par value $0.01	MET PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.625% Non-Cumulative Preferred Stock, Series E	MET PRE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.75% Non-Cumulative Preferred Stock, Series F	MET PRF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02 Results of Operations and Financial Condition.
On February 2, 2022, MetLife, Inc. issued (i) a news release announcing its results for the quarter and full year ended December 31, 2021 (the “Earnings Release”), a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and (ii) a Quarterly Financial Supplement for the quarter ended December 31, 2021 (the “Quarterly Financial Supplement”), a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The Earnings Release and the Quarterly Financial Supplement are furnished and not filed pursuant to instruction B.2 of Form 8-K.
Item 7.01 Regulation FD Disclosure.
On February 2, 2022, MetLife, Inc. issued a supplemental slide presentation for the quarter and full year ended December 31, 2021, as well as outlook information (the “Supplemental Slides”), a copy of which is attached hereto as Exhibit 99.3 and is incorporated herein by reference. The slides highlight information in MetLife, Inc.’s Earnings Release and Quarterly Financial Supplement and provide outlook information. The Supplemental Slides are furnished and not filed pursuant to instruction B.2 of Form 8-K.
Item 8.01 Other Events.
As used herein, “MetLife,” “we,” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates.
Consolidated Company Outlook
We continue to closely monitor developments relating to the COVID-19 pandemic and assess its impact on our business operations, investment portfolio and derivatives. Due to the continued uncertainty around the COVID-19 pandemic in 2022, we have excluded assumptions related to COVID-19 from our near-term targets.
While the economic projections of the Federal Reserve Board suggest that the interest rates will increase in 2022, a prolonged low interest rate environment still remains possible. We believe that our investment portfolio is highly diversified and positioned to perform well in a variety of economic scenarios, including disruptions caused by the COVID-19 pandemic.
As of December 31, 2021, we had $5.4 billion of cash and liquid assets at the holding companies which is above the high end of our $3.0 billion to $4.0 billion holding company cash target. In 2022, we expect to maintain this holding company cash target and expect to be at or above the high end of this range.
Our capital stress testing and longstanding commitment to liquidity position us to withstand a variety of economic conditions. We do not expect any material liquidity deficiencies, and we expect to remain able to comply with the financial covenants of our credit agreements. We will continue reviewing accounting estimates, asset valuations and various financial scenarios for capital and liquidity implications.
Assuming (i) interest rates following the observable forward yield curves as of December 31, 2021, including a 10-year U.S. Treasury rate of 1.51% at December 31, 2021, and 1.73% at December 31, 2022, (ii) a mid-single digit S&P Global Ratings 500 equity index annual return over the near-term, and (iii) positive low double digit private equity annual returns over the near-term consistent with historical long-term averages; we expect to maintain the two-year average annual ratio of free cash flow to adjusted earnings, excluding total notable items, at 65% to 75%. Due to higher 2021 adjusted earnings, we expect the 2021-2022 ratio to be at the lower end of the range before moving higher in 2022-2024. Based on the aforementioned assumptions, we continue to target an adjusted return on equity, excluding accumulated other comprehensive income other than foreign currency translation adjustments, of 12% to 14% over the near-term. Lastly, we remain on track to generate approximately $20.0 billion of free cash flow over the time period of 2020 through 2024.
We are fully committed to achieving a full year direct expense ratio, excluding total notable items related to direct expenses and pension risk transfers, of less than 12.3% over the near-term.
Furthermore, we continue to execute on our Next Horizon Strategy, which was introduced at our December 2019 Investor Day.
Our outlook relies on the accuracy of our assumptions about future economic and business conditions, which can be affected by known and unknown risks and other uncertainties, such as those posed by the COVID-19 pandemic. Due to the evolving and highly uncertain nature of the COVID-19 pandemic and other factors, we will continually review our assumptions, implement mitigation plans, and take precautions. We may revise our outlook as we obtain more information regarding the effects of the COVID-19 pandemic, the effect and efficacy of efforts taken to respond to it, economic conditions, regulatory changes, and other events, and the impact of these events on our business operations, investment portfolio, derivatives, financial results and financial condition.

Forward-Looking Statements
The forward-looking statements in this Item 8.01 of MetLife, Inc.’s Current Report on Form 8-K, which contain words such as “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “if,” “intend,” “likely,” “may,” “plan,” “potential,” “project,” “should,” “will,” “would” and other words and terms of similar meaning or that are otherwise tied to future periods or future performance, are based on assumptions and expectations that involve risks and uncertainties, including the “Risk Factors” MetLife, Inc. describes in its U.S. Securities and Exchange Commission filings. MetLife’s future results could differ, and it has no obligation to correct or update any of these statements.
We refer to observable forward yield curves as of a particular date in connection with making our estimates for future results. The observable forward yield curves at a given time are based on implied future interest rates along a range of interest rate durations. This includes the 10-year U.S. Treasury rate which we use as a benchmark rate to describe longer-term interest rates used in our estimates for future results.

Item 9.01 Financial Statements and Exhibits.

99.1	News release of MetLife, Inc., dated February 2, 2022, announcing its results for the quarter and full year ended December 31, 2021

99.2	Quarterly Financial Supplement for the quarter ended December 31, 2021

99.3	Supplemental Slides for the quarter and full year ended December 31, 2021 and Outlook

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Tamara L. Schock
	Name:	Tamara L. Schock
	Title:	Executive Vice President and Chief Accounting Officer
Date: February 2, 2022
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